EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350(a)

In connection with the accompanying Quarterly Report on Form 10-Q of USF Corporation for the quarter ended October 2, 2004, I, Thomas E. Bergmann, Interim Chief Executive Officer of USF Corporation, hereby certify pursuant to 18 U.S.C. Section 1350(a), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form l0-Q for the quarter ended October 2, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended October 2, 2004, fairly presents, in all material respects, the financial condition and results of operations of USF Corporation.

A signed original of this written statement required by Section 906 has been provided to USF Corporation and will be retained by USF Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Thomas E. Bergmann
Thomas E. Bergmann
Principal Executive Officer and Principal Financial Officer

Date: November 8, 2004

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